Exhibit 10.1

Brand Marketing

Marathon Petroleum Company LP

539 South Main Street

Findlay, OH 45840-3229

Tel:   419.422.2121

March 26, 2013

Mr. Keith S. Bell

The Pantry, Inc.

305 Gregson Drive

Cary, NC 27511

Re:         renewal of Branded Product Supply & Trademark License Agreement by and between The Pantry,  Inc. and Marathon Petroleum Company LP, dated July 26, 2010 ("Brand PSA")

Dear Keith:

Thank you for your letter dated February 28, 2013, whereby The Pantry, Inc. (“The Pantry”) has elected to renew the Brand PSA through June 30, 2016, and continue the PMPA franchise relationship between Marathon and The Pantry as of July 1, 2013. As provided in Section 1.2 of the Brand PSA, the renewal rejects the separate agreement offered by MPC commencing July 1, 2013. Also, as The Pantry has requested,  MPC will be forwarding the Georgia gasoline agreement under separate cover.

If you have any questions or concerns regarding the matters outlined above, please do not hesitate to contact me.

Sincerely,

/s/ Kelly S. Niese

K.S. Niese

Brand Coordinating Manager

cc:        M. Reeves

M. Schultz

K. Clark